Mutual Funds	Supplement

Nuveen U.S. Equity Funds

Nuveen Large Cap Growth Fund (the “Fund”)

SUPPLEMENT NO. 1

dated December 20, 2024 to the Summary Prospectus dated March 1, 2024

SUPPLEMENT NO. 7

dated December 20, 2024 to the Statutory Prospectus dated March 1, 2024

Important Notice Regarding Change in Investment Policy

The Board of Trustees of the Fund has approved the following change to the Fund’s non-fundamental policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (the Fund’s “Name Policy”), which is expected to go into effect on March 1, 2025:

•	The Fund’s Name Policy to invest, under normal circumstances, at least 80% of its assets in large-cap equity securities will change to the following:

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization growth companies.

MGN-TCFLCG-1224P